Report of
Independent
Registered
Public
Accounting
Firm

To the
Shareholders
and Board of
Trustees of
Federated
Institutional
Trust:

In planning and
performing our
audit of the
financial
statements of
Federated
Institutional
High Yield
Bond Fund
(one of the
portfolios
constituting
Federated
Institutional
Trust) (the
?Fund?) as of
and for the
year ended
October 31,
2014, in
accordance
with the
standards of
the Public
Company
Accounting
Oversight
Board (United
States), we
considered the
Fund?s internal
control over
financial
reporting,
including
controls over
safeguarding
securities, as a
basis for
designing our
auditing
procedures for
the purpose of
expressing our
opinion on the
financial
statements and
to comply with
the
requirements
of Form N-
SAR, but not
for the purpose
of expressing
an opinion on
the
effectiveness
of the Fund?s
internal control
over financial
reporting.
Accordingly,
we express no
such opinion.

The
management of
the Fund is
responsible for
establishing
and
maintaining
effective
internal control
over financial
reporting.  In
fulfilling this
responsibility,
estimates and
judgments by
management
are required to
assess the
expected
benefits and
related costs of
controls.  A
company?s
internal control
over financial
reporting is a
process
designed to
provide
reasonable
assurance
regarding the
reliability of
financial
reporting and
the preparation
of financial
statements for
external
purposes in
accordance
with generally
accepted
accounting
principles.  A
company?s
internal control
over financial
reporting
includes those
policies and
procedures that
(1) pertain to
the
maintenance of
records that,  in
reasonable
detail,
accurately and
fairly reflect
the transactions
and
dispositions of
the assets of
the company;
(2) provide
reasonable
assurance that
transactions are
recorded as
necessary to
permit
preparation of
financial
statements in
accordance
with generally
accepted
accounting
principles, and
that receipts
and
expenditures of
the company
are being made
only in
accordance
with
authorizations
of management
and directors of
the company;
and (3) provide
reasonable
assurance
regarding
prevention or
timely
detection of
unauthorized
acquisition, use
or disposition
of a company?s
assets that
could have a
material effect
on the financial
statements.

Because of its
inherent
limitations,
internal control
over financial
reporting may
not prevent or
detect
misstatements.
Also,
projections of
any evaluation
of
effectiveness to
future periods
are subject to
the risk that
controls may
become
inadequate
because of
changes in
conditions, or
that the degree
of compliance
with the
policies or
procedures
may
deteriorate.

A deficiency in
internal control
over financial
reporting exists
when the
design or
operation of a
control does
not allow
management or
employees, in
the normal
course of







performing
their assigned
functions, to
prevent or
detect
misstatements
on a timely
basis.   A
material
weakness is a
deficiency, or a
combination of
deficiencies, in
internal control
over financial
reporting, such
that there is a
reasonable
possibility that
a material
misstatement
of the
company?s
annual or
interim
financial
statements will
not be
prevented or
detected on a
timely basis.

Our
consideration
of the Fund?s
internal control
over financial
reporting was
for the limited
purpose
described in
the first
paragraph and
would not
necessarily
disclose all
deficiencies in
internal control
that might be
material
weaknesses
under
standards
established by
the Public
Company
Accounting
Oversight
Board (United
States).
However, we
noted no
deficiencies in
the Fund?s
internal control
over financial
reporting and
its operation,
including
controls over
safeguarding
securities, that
we consider to
be a material
weakness as
defined above
as of October
31, 2014.



This report is
intended
solely for the
information and
 use of management
 and the Board
of Trustees of
 the Fund and
the Securities
and Exchange
Commission and
is not intended
to be and should
not be used by
anyone other than
these specified parties.



Ernst & Young LLP

Boston, Massachusetts
December 23, 2014